American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2045 Portfolio
April 30, 2023

One Choice Blend+ 2045 Portfolio - Schedule of Investments
APRIL 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 52.7%
Avantis U.S. Equity Fund G Class	397,730	5,432,991
Avantis U.S. Small Cap Value Fund G Class	35,856	477,955
Focused Dynamic Growth Fund G Class(2)	85,044	3,580,349
Focused Large Cap Value Fund G Class	361,757	3,606,721
Heritage Fund G Class(2)	37,386	847,923
Mid Cap Value Fund G Class	54,318	851,706
Small Cap Growth Fund G Class	25,390	485,451
		15,283,096
International Equity Funds — 24.2%
Avantis Emerging Markets Equity Fund G Class	64,500	668,223
Avantis International Equity Fund G Class	178,544	1,988,978
Emerging Markets Fund G Class	99,958	1,002,581
Focused International Growth Fund G Class	66,478	1,108,196
Global Real Estate Fund G Class	59,007	687,426
International Small-Mid Cap Fund G Class	47,119	456,115
Non-U.S. Intrinsic Value Fund G Class	112,267	1,110,316
		7,021,835
Domestic Fixed Income Funds — 16.8%
Avantis Core Fixed Income Fund G Class	423,468	3,616,419
High Income Fund G Class	110,019	912,055
Inflation-Adjusted Bond Fund G Class	30,453	332,241
		4,860,715
International Fixed Income Funds — 6.3%
Emerging Markets Debt Fund G Class	55,265	488,538
Global Bond Fund G Class	154,009	1,336,797
		1,825,335
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $29,504,270)		28,990,981
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$28,990,981

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$4,656	$1,641	$1,026	$162	$5,433	398	$(162)	$77
Avantis U.S. Small Cap Value Fund	419	189	104	(26)	478	36	(11)	30
Focused Dynamic Growth Fund(3)	3,128	1,319	1,056	189	3,580	85	(248)	—
Focused Large Cap Value Fund	3,043	1,140	665	89	3,607	362	(103)	208
Heritage Fund(3)	753	238	194	51	848	37	(34)	—
Mid Cap Value Fund	729	280	146	(11)	852	54	(27)	56
Small Cap Growth Fund	416	150	112	32	486	25	(20)	3
Avantis Emerging Markets Equity Fund	557	190	101	22	668	65	(25)	21
Avantis International Equity Fund	1,702	538	479	228	1,989	179	(94)	40
Emerging Markets Fund	833	355	216	31	1,003	100	(71)	25
Focused International Growth Fund	957	300	278	129	1,108	66	(75)	13
Global Real Estate Fund	575	260	137	(11)	687	59	(43)	5
International Small-Mid Cap Fund	393	115	80	28	456	47	(25)	3
Non-U.S. Intrinsic Value Fund	941	274	295	190	1,110	112	(56)	53
Avantis Core Fixed Income Fund	2,744	1,733	882	21	3,616	423	(122)	80
High Income Fund	693	357	148	10	912	110	(25)	40
Inflation-Adjusted Bond Fund	251	146	48	(17)	332	30	(6)	14
Emerging Markets Debt Fund	368	181	80	20	489	55	(15)	16
Global Bond Fund	1,011	599	228	(45)	1,337	154	(31)	65
	$24,169	$10,005	$6,275	$1,092	$28,991	2,397	$(1,193)	$749
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.